Exhibit 32.1

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of American States Water Company and Golden State Water Company (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Floyd E. Wicks, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Floyd E. Wicks

Floyd E. Wicks
Chief Executive Officer

Date: November 9, 2005